                                                                   EXHIBIT 10.11


THIS WARRANT AND THE SHARES OF COMMON STOCK PURCHASABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND MAY NOT BE SOLD, OFFERED FOR SALE OR OTHERWISE TRANSFERRED UNLESS REGISTERED OR QUALIFIED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL IN REASONABLY ACCEPTABLE FORM AND SCOPE REASONABLY SATISFACTORY TO THE COMPANY THAT REGISTRATION, QUALIFICATION OR OTHER SUCH ACTIONS ARE NOT REQUIRED UNDER ANY SUCH LAWS. THE OFFERING OF THIS SECURITY HAS NOT BEEN REVIEWED OR APPROVED BY ANY STATE'S SECURITIES ADMINISTRATOR. THIS WARRANT AND THE SHARES OF COMMON STOCK PURCHASABLE HEREUNDER ARE ALSO SUBJECT TO A STOCKHOLDERS AGREEMENT, DATED AS OF JULY 8, 1997, AS AMENDED, BY AND AMONG THE COMPANY AND THE OTHER PARTIES LISTED THEREIN, COPIES OF WHICH ARE ON FILE WITH THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST AND WITHOUT CHARGE.

                                                            Dated: April 1, 1998

                                    WARRANT

              To Purchase 1,500,000 Shares of Class A Common Stock

                        CAPSTAR BROADCASTING CORPORATION

                             EXPIRING MAY 31, 2003

         THIS IS TO CERTIFY THAT, for value received, Paul D. Stone, or registered assigns as a holder (the "Holder") of this Warrant (the "Warrant") is entitled to purchase from the Company (as hereinafter defined) at the place where the Warrant Agency (as hereinafter defined) is located, at the Exercise Price (as hereinafter defined), 1,500,000 shares (the "Warrant Shares") of Class A Common Stock, par value $.01 per share (the "Common Stock"), of the Company, subject to adjustment and upon the terms and conditions as hereinafter provided.

         Certain terms used in this Warrant are defined in Article V.

                                   ARTICLE I
                              EXERCISE OF WARRANTS

         1.1 Method of Exercise. To exercise this Warrant in whole or in part, the Holder shall deliver to the Company, at the Warrant Agency, (a) this Warrant, (b) a written notice, in substantially the form of the Subscription Notice attached hereto as Annex A, of such Holder's election to exercise this Warrant, which notice shall specify (i) the number of shares of Common Stock to be purchased under the Warrant, (ii) the denominations of the share certificate or certificates desired, and (iii) the name or names in which such certificates are to the registered, (c) if the Common Stock to be received upon the exercise of this Warrant has not been registered under the Securities Act, a written certification in substantially the form of the Certification attached hereto as Annex B, and

(d) payment of the Exercise Price with respect to such shares. Such payment may be made, at the option of the Holder, by cash, money order, certified or bank cashier's check or wire transfer.

         The Company shall, as promptly as practicable and in any event within five Business Days thereafter, execute and deliver or cause to be executed and delivered, in accordance with such notice, a certificate or certificates representing the aggregate number of shares of Common Stock specified in said notice. The share certificate or certificates so delivered shall be in such denominations as may be specified in such notice or, if such notice shall not specify denominations, shall be in the amount of the number of shares of Common Stock for which the Warrant is being exercised, and shall be issued in the name of the Holder or such other name or names as shall be designated in such notice. Such certificate or certificates shall be deemed to have been issued, and such Holder or any other Person so designated to be named therein shall be deemed for all purposes to have become a holder of record of such shares, as of the date the aforementioned notice is received by the Company. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the certificate or certificates, deliver to the Holder a new Warrant evidencing the rights to purchase the remaining shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of the Holder, appropriate notation may be made on this Warrant which shall then be returned to the Holder. The Company shall pay all expenses, taxes (if any) and other charges payable in connection with the preparation, issuance and delivery of share certificates and a new Warrant, except that, if share certificates or a new Warrant shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all transfer taxes payable as a result of such transfer shall be paid by the Holder at the time of delivering the aforementioned notice of exercise or promptly upon receipt of a written request of the Company for payment.

         1.2 Shares To Be Fully Paid and Nonassessable. All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholder, and from all taxes.

         1.3 No Fractional Shares To Be Issued. The Company shall not be required to issue fractions of shares of Common Stock upon exercise of this Warrant. If any fraction of a share would, but for this Section, be issuable upon any exercise of this Warrant, in lieu of such fractional share the Company shall pay to the Holder, in cash, an amount equal to such fraction of the Fair Market Value per share of Common Stock of the Company on the Business Day immediately prior to the date of such exercise.

         1.4 Share Legend. Each certificate for shares of Common Stock issued upon exercise of this Warrant, unless at the time of exercise such shares are registered under the Securities Act, shall bear the following legend:

         "This security has not been registered under the Securities Act of 1933, as amended, or under the securities laws of any state or other jurisdiction and may not be sold, offered for sale or otherwise transferred unless registered or qualified under said Act and applicable state securities laws or unless the Company receives an opinion of counsel in reasonably acceptable form and scope reasonably satisfactory to the Company that registration, qualification or other such actions are not required under any such laws. The offering of this security has not been reviewed or approved by any state securities administrator.

         Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution pursuant to a registration statement under the Securities Act) shall also bear such legend unless, in the opinion of counsel selected by the holder of such certificate and reasonably acceptable to the Company, the securities represented thereby are no longer subject to restrictions on resale under the Securities Act.

         1.5 Reservation; Authorization. The Company has reserved and will keep available for issuance upon exercise of this Warrant the total number of shares of Common Stock deliverable upon exercise of this Warrant from time to time outstanding. The issuance of such shares has been duly and validly authorized and, when issued and sold in accordance with this Warrant, such shares will be duly and validly issued, fully paid and nonassessable.

                                   ARTICLE II

                       WARRANT AGENCY; TRANSFER, EXCHANGE
                          AND REPLACEMENT OF WARRANTS

         2.1 Warrant Agency. At any time after a public offering of Common Stock registered under the Securities Act, the Company may promptly appoint and thereafter maintain, at its own expense, an agency in New York, New York, which agency may be the Company's then existing transfer agent (the "Warrant Agency"), for certain purposes specified herein, and shall give prompt notice of such appointment (and appointment of any successor Warrant Agency) to the Holder. Until an independent Warrant Agency is so appointed, the Company shall perform the obligations of the Warrant Agency provided herein at its address as specified on the signature page hereto or such other address as the Company shall specify by notice to the Holder.

         2.2 Ownership of Warrant. The Company may deem and treat the Person in whose name this Warrant is registered as the Holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by any Person other than the Warrant Agency) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer as provided in this Article II.

         2.3 Transfer of Warrant. The Company agrees to maintain at the Warrant Agency books for the registration of transfers of the Warrants, and transfer of this Warrant and all rights hereunder shall be registered, in whole or in part, on such books, upon surrender of this Warrant at the Warrant Agency, together with a written assignment of this Warrant duly executed by the Holder or his duly authorized agent or attorney, with (unless the Holder is the original Holder or another institutional investor) signatures guaranteed by a bank or trust company or a broker or dealer registered with the NASD, and funds sufficient to pay any transfer taxes payable upon such transfer. Upon surrender the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in the instrument of assignment, and this Warrant shall promptly be canceled. The Warrant Agency shall not be required to register any transfers if the Holder fails to furnish to the Company, after a request therefor, an opinion of counsel (who may be an employee of such Holder) reasonably satisfactory to the Company that such transfer is exempt from the registration requirements of the Securities Act and applicable blue sky laws.

         2.4 Division of Warrant. This Warrant may be divided upon surrender hereof to the Warrant Agency, together with a written notice specifying the names and denominations in which the new Warrants are to be issued, signed by the Holder. Subject to compliance with Section 2.3 as to any transfer which may be involved in the division, the Company shall execute and deliver new Warrants in exchange for the Warrant or Warrants to be divided in accordance with such notice.

         2.5 Loss, Theft, Destruction or Mutilation of Warrants. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of shares of Common Stock as provided for in such lost, stolen, destroyed or mutilated Warrant.

         2.6 Expenses of Delivery of Warrants. The Company shall pay all expenses, taxes (other than transfer taxes) and other charges payable in connection with the preparation, issuance and delivery of this Warrant and the Common Stock issuable hereunder.

                                  ARTICLE III

                                 CERTAIN RIGHTS

         3.1     Exercise.

                 (a) Except as otherwise provided in Sections 3.2 and 3.3, the Warrant Shares shall become "Vested Warrant Shares" with respect to 20% of the Warrant Shares on the first anniversary of the date of this Warrant, and 1/60th of the Warrant Shares shall vest and become Vested Warrant Shares on the last day of each calendar month thereafter, so that all of the Warrant Shares shall be vested and become Vested Warrant Shares 60 months after the date of this Warrant.

                 (b) Except as otherwise provided in Sections 3.2 and 3.3, this Warrant shall become exercisable to acquire Vested Warrant Shares at any time or from time to time after the date on which the average Fair Market Value of the Common Stock, calculated on a daily basis (when added to any cash consideration attributable to any prior Capital Reorganization), equals or exceeds $6.00 per share (the "Exercisability Value") for a period of 180 consecutive days (excluding non-Business Days for purposes of calculating the average Fair Market Value during such 180-day period) during the period from (and including) April 1, 1998 through (and including) May 31, 2003. Upon the completion of a Common Stock Reorganization, the Exercisability Value shall be adjusted, effective immediately after the record date at which the holders of shares of Common Stock are determined for purposes of such Common Stock Reorganization, to a dollar amount determined by multiplying the Exercisability Value in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such record date before giving effect to such Common Stock Reorganization and the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such Common Stock Reorganization.

                 (c) Notwithstanding clauses (a) and (b), the Warrant Shares shall become Vested Warrant Shares, and this Warrant shall become exercisable, immediately preceding the consummation of a Sale of the Company.

                 (d) Except as otherwise provided in Section 3.2, the unexercised portion of this Warrant, if any, will automatically, and without notice, terminate and become null and void at 5:00 p.m., Dallas, Texas time, on the later to occur of May 31, 2003 or the 90th day after this Warrant becomes exercisable.

         3.2      Termination of Employment.  Notwithstanding Section 3.1:

                 (a) Upon the termination of the Initial Holder's employment with the Company or any Related Entity due to the Initial Holder's death, the Warrant Shares shall become Vested Warrant Shares on the Date of Termination. If this Warrant has become exercisable on or before the Date of Termination, then the Holder (or, in the case of the Initial Holder, the Holder's estate or any person who acquired the right to exercise this Warrant by bequest or inheritance or otherwise by reason of the Holder's death) may, until the earlier to occur of 5:00 p.m., Dallas, Texas time, on May 31, 2003 or the first anniversary of the Date of Termination, exercise this Warrant with respect to all or any part of the Vested Warrant Shares; provided, however, that in no event will the Holder (or, in the case of the Initial Holder, the Holder's estate or any person who acquired the right to exercise this Warrant by bequest or inheritance or otherwise by reason of the Holder's death) have less than 90 days after the Date of Termination to exercise this Warrant. If this Warrant has not become exercisable on or before the Date of Termination, then (i) this Warrant shall remain in full force and effect until May 31, 2003 and (ii) if this Warrant becomes exercisable on or before May 31, 2003, then the Holder (or, in the case of the Initial Holder, the Holder's estate or any person who acquired the right to exercise this Warrant by bequest or inheritance or otherwise by reason of the Holder's death) may, until the earlier to occur of 5:00 p.m., Dallas, Texas time, on May 31, 2003 or the first anniversary of the date on which this Warrant becomes exercisable, exercise this Warrant with respect to all or any part of the Vested Warrant Shares; provided, however, that in no event will the Holder (or, in the case of the Initial Holder, the Holder's estate or any person who acquired the right to exercise this Warrant by bequest or inheritance or otherwise by reason of the Holder's death) have less than 90 days to exercise this Warrant.

                 (b) Upon the termination of the Initial Holder's employment with the Company or any Related Entity due to the Initial Holder's Disability, the Warrant Shares shall become Vested Warrant Shares on the Date of Termination. If this Warrant has become exercisable on or before the Date of Termination, then the Holder (or, in the case of the Initial Holder, the Holder's legal representatives) may, until the earlier to occur of 5:00 p.m., Dallas, Texas time, on May 31, 2003 or the first anniversary of the Date of Termination, exercise this Warrant with respect to all or any part of the Vested Warrant Shares; provided, however, that in no event will the Holder (or, in the case of the Initial Holder, the Holder's legal representatives) have less than 90 days after the Date of Termination to exercise this Warrant. If this Warrant has not become exercisable on or before the Date of Termination, then (i) this Warrant shall remain in full force and effect until May 31, 2003 and (ii) if this Warrant becomes exercisable on or before May 31, 2003, then the Holder (or, in the case of the Initial Holder, the Holder's legal representatives) may, until the earlier to occur of 5:00 p.m., Dallas, Texas time, on May 31, 2003 or the first anniversary of the date on which this Warrant becomes exercisable, exercise this Warrant with respect to all or any part of the Vested Warrant Shares; provided, however, that in no event will the Holder (or, in the case of the Initial Holder, the Holder's legal representatives) have less than 90 days to exercise this Warrant.

                 (c) Upon the termination of the Initial Holder's employment with the Company or any Related Entity due to the Initial Holder's termination of employment for Cause or the Initial Holder's resignation for other than Good Reason, the Holder shall forfeit all of the Holder's rights under this Warrant, except as to those Warrant Shares already purchased, and this Warrant shall automatically, and without notice, terminate and become null and void at 5:00 p.m., Dallas, Texas time, on the Date of Termination.

                 (d) Upon the termination of the Initial Holder's employment with the Company or any Related Entity due to the Initial Holder's termination of employment without Cause or the Initial Holder's resignation for Good Reason and, in either case, without a Board Determination, the Warrant Shares shall become Vested Warrant Shares on the Date of Termination. If this Warrant has become exercisable on or before the Date of Termination, then the Holder may, until the earlier to occur of 5:00 p.m., Dallas, Texas time, on May 31, 2003 or the 90th day after the Date of Termination, exercise this Warrant with respect to all or any part of the Vested Warrant Shares; provided, however, that in no event will the Holder have less than 90 days after the Date of Termination to exercise this Warrant. If this Warrant has not become exercisable on or before the Date of Termination, then (i) this Warrant shall remain in full force and effect until May 31, 2003 and (ii) if this Warrant becomes exercisable on or before May 31, 2003, then the Holder may, until the earlier to occur of 5:00 p.m., Dallas, Texas time, on May 31, 2003 or the 90th day after the date on which this Warrant becomes exercisable, exercise this Warrant with respect to all or any part of the Vested Warrant Shares; provided, however, that in no event will the Holder have less than 90 days to exercise this Warrant.

                 (e) Upon the termination of the Initial Holder's employment with the Company or any Related Entity due to the Initial Holder's termination of employment without Cause or the Initial Holder's resignation for Good Reason and, in either case, with a Board Determination, no additional Warrant Shares shall vest after the Date of Termination. If this Warrant has become exercisable on or before the Date of Termination, then the Holder may, until the earlier to occur of 5:00 p.m., Dallas, Texas time, on May 31, 2003 or the 30th day after the Date of Termination, exercise this Warrant with respect to all or any part of the Vested Warrant Shares; provided, however, that in no event will the Holder have less than 30 days after the Date of Termination to exercise this Warrant. If this Warrant has not become exercisable on or before the Date of Termination, then (i) this Warrant shall remain in full force and effect until May 31, 2003, and (ii) if this Warrant becomes exercisable on or before May 31, 2003, then the Holder may, until the earlier to occur of 5:00 p.m., Dallas, Texas time, on May 31, 2003 or the 30th day after the date on which this Warrant becomes exercisable, exercise this Warrant with respect to all or any part of the Vested Warrant Shares; provided, however, that in no event will the Holder have less than 30 days to exercise this Warrant.

                 (f) If, pursuant to Section 3.3, this Warrant shall terminate earlier than provided for in this Section 3.2, then the provisions of
Section 3.3 shall prevail.

         3.3 Termination of Warrant. Notwithstanding any provision of this Warrant to the contrary, this Warrant shall expire and no longer be exercisable upon either (a) the consummation of a Sale of the Company or (b) the consummation of a Capital Reorganization in which (i) the stockholders of the Company receive only cash consideration for each share of common stock of the Company held by such stockholder that is less (when added to any cash consideration attributable to any prior Capital Reorganization) than the Qualifying Cash Consideration, (ii) a majority of directors of the purchaser or surviving entity in such Capital Reorganization consists of persons who are not Continuing Directors, and (iii) such purchaser or surviving entity is not a member of the HMC Group. The Company shall give the Holder reasonable prior notice of the consummation of a Capital Reorganization. Appropriate per share adjustments shall be made to take into account, on a comparable per share basis, any cash consideration attributable to any prior Capital Reorganization.

         3.4 Stockholders Agreement. This Warrant and the Common Stock issuable upon exercise of this Warrant is subject to a Stockholders Agreement dated as of July 8, 1997, as amended, by and among the Company and the other parties listed therein (the "Stockholders

Agreement"). The Company shall keep a copy of the Stockholders Agreement, and any amendments thereto, at the Warrant Agency and shall furnish copies thereof to the Holder upon request.

         3.5 Notice of Fair Market Value. Upon each determination of Fair Market Value hereunder (other than a determination relating solely to setting the value of fractional shares), the Company shall promptly give notice thereof to the Holder.

                                   ARTICLE IV

                            ANTIDILUTION PROVISIONS

         4.1 Adjustments Generally. The Exercise Price and the number of shares of Common Stock (or other securities or property) issuable upon exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events, as provided in this Article IV.

         4.2 Common Stock Reorganization. If the Company shall after the date of issuance of this Warrant subdivide its outstanding shares of Common Stock into a greater number of shares or consolidate its outstanding shares of Common Stock into a smaller number of shares (any such event being called a "Common Stock Reorganization"), then (a) the Exercise Price shall be adjusted, effective immediately after the record date at which the holders of shares of Common Stock are determined for purposes of such Common Stock Reorganization, to a price determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such record date before giving effect to such Common Stock Reorganization and the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such Common Stock Reorganization, and (b) the number of shares of Common Stock subject to purchase upon exercise of this Warrant shall be adjusted, effective at such time, to a number determined by multiplying the number of shares of Common Stock subject to purchase immediately before such Common Stock Reorganization by a fraction, the numerator of which shall be the number of shares outstanding after giving effect to such Common Stock Reorganization and the denominator of which shall be the number of shares of Common Stock outstanding immediately before such Common Stock Reorganization.

         4.3 Capital Reorganization. If after the date of issuance of this Warrant there shall be any consolidation or merger to which the Company is a party (whether or not the Company is the surviving entity), other than a consolidation or a merger in which the Company is a continuing corporation and which does not result in any reclassification of, or change (other than a Common Stock Reorganization or a change in par value), in, outstanding shares of Common Stock, or any sale, assignment, lease, exchange, conveyance or other transfer (in one transaction or series of related transactions) of the property of the Company as an entirety or substantially as an entirety or all or substantially all of the outstanding equity securities of the Company to any person or group of related persons for the purposes of Section 13(d) of the Exchange Act (any such event being called a "Capital Reorganization"), then, effective upon the effective date of such Capital Reorganization, the Holder shall have the right to purchase, upon exercise of this Warrant, the kind and amount of shares of stock and other securities and property (including cash) which the Holder would have owned or have been entitled to receive after such Capital Reorganization if this Warrant had been exercised immediately prior to such Capital Reorganization. As a condition to effecting any Capital Reorganization, the Company or the successor or surviving corporation, as the case may be, shall execute and deliver to the Holder an agreement as to the Holder's rights in accordance with this Section 4.3, providing for subsequent adjustments as nearly equivalent as may be practicable to the adjustments provided for in this Article IV. The provisions of this Section 4.3 shall similarly apply to successive Capital Reorganizations.

         4.4 Certain Other Events. If any event occurs after the date of issuance of this Warrant as to which the foregoing provisions of this Article IV are not strictly applicable or, if strictly applicable, would not, in the good faith judgment of the Board of Directors of the Company (the "Board"), fairly protect the purchase rights of the Holder in accordance with the essential intent and principles of such provisions, then the Board shall make such adjustments in the application of such provisions, in accordance with such essential intent and principles, as shall be reasonably necessary, in the good faith opinion of the Board, to protect such purchase rights as aforesaid.

         4.5     Adjustment Rules.  (a) Any adjustments pursuant to this
Article IV shall be made successively whenever an event referred to herein shall occur.

         (b) If the Company shall set a record date to determine the holders of shares of Common Stock for purposes of a Common Stock Reorganization or Capital Reorganization, and shall legally abandon such action prior to effecting such action, then no adjustment shall be made pursuant to this
Article IV in respect of such action.

         (c) No adjustment in the amount of shares purchasable upon exercise of this Warrant or in the Exercise Price shall be made hereunder unless such adjustment increases or decreases such amount or price by one percent or more, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall serve to adjust such amount or price by one percent or more.

         (d) No adjustment in the Exercise Price shall be made hereunder if such adjustment would reduce the exercise price to an amount below par value of the Common Stock, which par value shall initially be $.01 per share of Common Stock.

         4.6 Notice of Adjustment. The Company shall give the Holder reasonable notice of the record date or effective date, as the case may be, of any action which requires or might require an adjustment or readjustment pursuant to this Article IV. Such notice shall describe such event in reasonable detail and specify the record date or effective date, as the case may be, and, if determinable, the required adjustment and the computation thereof. If the required adjustment is not determinable at the time of such notice, the Company shall give reasonable notice to the Holder of such adjustment and computation promptly after such adjustment becomes determinable.

                                   ARTICLE V

                                  DEFINITIONS

         The following terms, as used in this Warrant, have the following respective meanings:

         "Affiliate", means, with respect to any Person, any Person who, directly or indirectly, controls, is controlled by or is under common control with that Person.

         "Board Determination" shall have the meaning set forth in Section 3(b) of the Employment Agreement.

         "Business Day" shall mean (a) if any class of common stock of the Company is listed or admitted to trading on a national securities exchange, a day on which the principal national securities exchange on which such class of common stock of the Company is listed or admitted to trading is open for business or (b) if no class of common stock of the Company is so listed or admitted to trading, a day on which the New York Stock Exchange is open for business.

         "Capital Reorganization" shall have the meaning set forth in Section
4.3.

         "Cause" shall have the meaning set fort in Section 3(b) of the Employment Agreement.

         "Closing Price" with respect to any security on any day means (a) if such security is listed or admitted for trading on a national securities exchange, the reported last sales price regular way or, if no such reported sale occurs on such day, the average of the closing bid and asked prices regular way on such day, in each case as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such class of security is listed or admitted to trading, or (b) if such security is not listed or admitted to trading on any national securities exchange, the last quoted sales price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market on such day as reported by NASDAQ or any comparable system then in use or, if not so reported, as reported by any New York Stock Exchange member firm reasonably selected by the Company for such purpose.

         "Common Stock" shall have the meaning set forth in the first paragraph of this Warrant.

         "Common Stock Reorganization" shall have the meaning set forth in
Section 4.2.

         "Company" shall mean Capstar Broadcasting Corporation, a Delaware corporation, or any entity which is the continuing corporation of a consolidation of merger to which the Company is a party or to which the Company sells or conveys the property of the Company as an entirety or substantially as an entirety.

         "Continuing Director" means, as of the date of determination, any person who (i) was a member of the Board immediately prior to the date of determination or (ii) is a designee or member of the HMC Group.

         "Date of Termination" shall have the meaning set forth in Section 3(e) of the Employment Agreement.

         "Disability" shall have the meaning set forth in Section 3(a) of the Employment Agreement.

         "Employment Agreement" means that certain Executive Employment Agreement dated as of July 1, 1997, as amended, by and between the Company and the Initial Holder and for certain limited purposes, Capstar Broadcasting Partners, Inc., a copy of which is attached as Annex C hereto.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any similar or successor federal statute, and the rules and regulations of the Securities and Exchange Commission (or its successor) thereunder, all as the same shall be in effect at the time.

         "Exercisability Value" shall have the meaning set forth in Section 3.1(b).

         "Exercise Price" means a per share price of $1.40.

         "Fair Market Value" means the fair market value of the business or property in question, as determined in good faith by the Board; provided, however, that the Fair Market Value of any security for which a Closing Price is available shall be the Market Price of such security.

         "Good Reason" shall have the meaning set forth in Section 3(c) of the Employment Agreement.

         "Holder" shall have the meaning set forth in the first paragraph of this Warrant. The term Holders shall refer to all Holders of Warrants.

         "HMC Group" means HMTF and its Affiliates and its and their respective officers, directors, and employees (and members of their respective families (other than R. Steven Hicks) and trusts for the primary benefit of such family members).

         "HMTF" means Hicks, Muse, Tate & Furst Incorporated.

         "Initial Holder" means Paul D. Stone.

         "IPO Offering Price" means the initial public offering price per share of Common Stock in a Qualified IPO, prior to deducting any underwriters' discounts and commissions from such offering price.

         "Market Price", with respect to any security on any day, means the average of the daily Closing Prices of a share or unit of such security for the 20 consecutive Business Days ending on the most recent Business Day for which a Closing Price is available; provided, however, that for purposes of determining Fair Market Value as used in Section 3.1(b), "Market Price" means the daily Closing Price of a share of Common Stock on the date of determination; provided further, however, that in the event that, in the case of Common Stock, the Market Price is determined following the announcement by the Company of any subdivision, combination or reclassification of Common Stock or the record date for such subdivision, combination or reclassification, then, and in each such case, the Market Price shall be appropriately adjusted to reflect the current market price per share equivalent of Common Stock.

         "NASD" means The National Association of Securities Dealers, Inc.

         "NASDAQ" means The National Association of Securities Dealers, Inc. Automated Quotation System.

         "Person" or "person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

         "Qualified IPO"means a firm commitment underwritten public offering of Common Stock for cash pursuant to a registration statement under the Securities Act where the aggregate proceeds to the Company prior to deducting any underwriters' discounts and commissions from such offering and any similar prior public offerings exceed $200 million.

         "Qualifying Cash Consideration" means cash consideration for each share of common stock of the Company received pursuant to a Capital Reorganization that equals or exceeds the lesser of (i) the Exercisability Value or (ii) the greater of (A) the Exercise Price compounded at an annual rate of 30% for the period from April 3, 1998 to the end of the calendar month immediately preceding the consummation of such Capital Reorganization or (B) a per share amount equal to the IPO Offering Price compounded at an annual rate of 20% for the period from the date on which a Qualified IPO is consummated to the end of the calendar month immediately preceding the consummation of such Capital Reorganization.

         "Related Entity" means any direct or indirect subsidiary of the Company now existing or hereafter formed or acquired, any entity that directly or indirectly owns the outstanding capital stock of the Company, and any entity that issues equity securities to or at the direction of the Holder upon exercise of this Warrant.

         "Sale of the Company" means a Capital Reorganization in which (i) the stockholders of the Company receive cash consideration for each share of common stock of the Company held by such stockholder that (when added to any cash consideration attributable to any prior Capital Reorganization) equals or exceeds the Qualifying Cash Consideration, (ii) a majority of directors of the purchaser or surviving entity in such Capital Reorganization consists of persons who are not Continuing Directors, and (iii) such purchaser or surviving entity is not a member of the HMC Group. Appropriate per share adjustments shall be made to take into account, on a comparable per share basis, any cash consideration attributable to any prior Capital Reorganization.

         "Securities Act" shall mean the Securities Act of 1933 and any similar or successor federal statute, and the rules and regulations of the Securities and Exchange Commission (or its successor) thereunder, all as the same shall be in effect at the time.

         "Stockholders Agreement" shall have the meaning set forth in Section
3.4.

         "Vested Warrant Shares" shall have the meaning set forth in Section
3.1 (a).

         "Warrant Agency" shall have the meaning set forth in Section 2.1.

         "Warrant" shall have the meaning set forth in the first paragraph of this Warrant. The term Warrants shall refer to the Warrants resulting in any subdivision of this Warrant.

         "Warrant Shares" shall have the meaning set forth in the first paragraph of this Warrant.

                                   ARTICLE VI
                                 MISCELLANEOUS

         6.1 Notices. All notices, requests, consents and other communications provided for herein shall be in writing and shall be effective upon delivery in person, faxed or telecopied, or mailed by certified or registered mail, return receipt requested, postage pre-paid, to the addresses specified on the signature pages hereto or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a Holder) or to the Holder (in the case of the Company) in accordance with the provisions of this paragraph.

         6.2 Waivers; Amendments. No failure or delay of the Holder in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Holder are cumulative and not exclusive of any rights or remedies which it would otherwise have. The provisions of this Warrant may be amended, modified or waived with (and only with) the written consent of the Company and Holders who collectively hold Warrants to purchase a majority of the Common Stock subject to purchase upon exercise of such Warrants at the time outstanding.

         Any such amendment, modification or waiver effected pursuant to this Section shall be binding upon the Holders, upon each future Holder thereof and upon the Company. In the event of any such amendment, modification or waiver the Company shall give prompt notice thereof to all Holders and, if appropriate, notation thereof shall be made on all Warrants thereafter surrendered for registration of transfer or exchange.

         No notice or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

         6.3 Governing Law. This Warrant shall be construed in accordance with and governed by the laws of the State of Delaware.

         6.4 Severability. In case any one or more of the provisions contained in this Warrant shall be invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         6.5 Section Headings. The sections headings used herein are for convenience of reference only, are not part of this Warrant and are not to affect the construction of or be taken into consideration in interpreting this Warrant.

         6.6 No Rights as Stockholder. This Warrant shall not entitle the Holder to any rights as a stockholder of the Company.

         6.7 Employment Agreement. In the event of any conflict or inconsistency between the terms and conditions of this Warrant and the terms and conditions of the Employment Agreement, the terms and conditions of this Warrant shall be controlling.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed in its corporate name by one of its officers thereunto duly authorized, effective as of the day and year first above written.

                                        CAPSTAR BROADCASTING CORPORATION


                                        By:   /s/ WILLIAM S. BANOWSKY, JR.
                                           -------------------------------------
                                                  William S. Banowsky, Jr.
                                                  Executive Vice President

                                        Address:  600 Congress Avenue
                                                  Suite 1400
                                                  Austin, Texas  78701



ACCEPTED AND AGREED TO:

     /s/ PAUL D. STONE
---------------------------
Name:    Paul D. Stone
Address: 600 Congress Avenue
         Suite 1400
         Austin, Texas  78701

                                    ANNEX A

                              SUBSCRIPTION NOTICE

                   (To be executed upon exercise of Warrant)

         TO CAPSTAR BROADCASTING CORPORATION:

         The undersigned hereby irrevocably elects to exercise the attached Warrant and to purchase thereunder _________ shares of Common Stock in payment of an Exercise Price in an amount equal to $__________.

         Please issue a certificate or certificates for such shares of Common Stock in the following name or names and denominations:



         If said number of shares shall not be all the shares issuable upon exercise of the attached Warrant, a new Warrant is to be issued in the name of the undersigned for the balance remaining of such shares less any fraction of a share paid in cash.



Dated:                    ,
       -------------------  ------
                                           -----------------------------------
                                           Note:  The above signature should
                                                  correspond exactly with the
                                                  name on the face of the
                                                  attached Warrant or with the
                                                  name of the assignee
                                                  appearing in the assignment
                                                  form below.

                                    ANNEX B

                                 CERTIFICATION

         The undersigned hereby certifies to Capstar Broadcasting Corporation that he, she or it is:


                 a. an "accredited investor" as that term is defined in Regulation D promulgated pursuant to the Securities Act or any successor regulation, as such provisions may be in effect on the date hereof, and is an "accredited investor" pursuant to Section of such provision; and

                 b. is knowledgeable, sophisticated and experienced in business and financial matters and in securities similar to the Common Stock; is aware of the limitation on the transfer of the Common Stock imposed by applicable securities laws and any limitations on transfer imposed by contracts with the Company or others; and has had access to, or been furnished with, all information about the Common Stock and the Company deemed necessary to conclude that he, she or it has the ability to bear the economic risk of the investment in the Common Stock and to afford the complete loss of such investment.

         IN WITNESS WHEREOF, the undersigned has executed this CERTIFICATION this _____ day of ________________, _____.

For Individuals:                                 For Entities:


--------------------------------               --------------------------------
Signature                                           Printed Name of Entity


                                               By:
--------------------------------                  -----------------------------
Printed Name                                         Name:
                                                          ---------------------
                                                     Title:
                                                           --------------------

                                    ANNEX C

                              EMPLOYMENT AGREEMENT